Prepayment and OTHER CURRENT ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2025
Prepaid Expense and Other Assets [Abstract]
Schedule of Prepayment and Other Current Assets

Prepayment and other current assets consist of prepaid expenses, other receivables, and deposits. As of December 31, 2025 and 2024, prepayment and other current assets consisted of the following:

	December 31,	December 31,
	2025	2024
Loan receivable (1)	$4,595,623	$4,182,031
Prepaid input VAT	-	1,088
Other unit receivable (2)	5,194,172
Deposits and others	17,292	1,147,517
Subtotal	9,807,087	5,330,636
Allowance for credit losses	-	(1,155,768)
Total prepayment and other current assets, net	$9,807,087	$4,174,868

(1)	In 2021, the Company entered into a loan agreement to lend $400,000 to AGM Group Ltd. In April 2022, the Company extended an additional $900,000 loan to AGM Group Ltd. at the interest rate of 1% as working capital support and change the amount to $1,200,000 on April 4, 2023. The loan was further extended to December 31, 2026 on December 5, 2025. As of December 31, 2025, the outstanding loan balance due from AGM Group Ltd. was $950,000. During the year ended December 31, 2025, the Company recognized interest income of $13,500 in connection with this loan.
(2)	Other unit receivables primarily consisted of amounts due from Nanjing Lucun, a former subsidiary of the Company that was disposed of on May 7, 2025, which remained outstanding as of the balance sheet dates.

(3)	As of December 31, 2025, 2024 and 2023, the balance of credit losses was nil, $1,155,768 and $1,155,768, respectively.